SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 30, 2003
(Date of earliest event reported)

ONYX ACCEPTANCE OWNER TRUST 2003-C

(Issuer with respect to Notes)

ONYX ACCEPTANCE FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	333-103244-02 (Commission File No.)	33-0639768 (I.R.S. Employer Identification No.)

27051 Towne Centre Drive, Suite 200 Foothill Ranch, California (Address of Principal Executive Offices)	92610 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 465-3900

Item 5. Other Events.

     On behalf of Onyx Acceptance Owner Trust 2003-C, a trust created pursuant to that certain Trust Agreement dated as of July 1, 2003, between the Registrant, as Depositor, The Bank of New York, as Owner Trustee, and JPMorgan Chase Bank, as Trust Agent, which issued certain auto loan backed notes, the undersigned Registrant under Registration Statement on Form S-3 No. 333-103244 has caused to be filed with the Commission the Financial Guarantee Insurance Policy issued by XL Capital Assurance, Inc. with respect to the notes as Exhibit 4.19.

Item 7. Financial Statements and Exhibits.

     (c)     Exhibits

Exhibit No.	Description

4.19	Financial Guaranty Insurance Policy issued by XL Capital Assurance, Inc., dated July 30, 2003.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

December 12, 2003	ONYX ACCEPTANCE FINANCIAL CORPORATION

By: /s/ Don P. Duffy
Don P. Duffy Executive Vice President

EXHIBITS INDEX

Exhibit No.	Description

4.19	Financial Guaranty Insurance Policy issued by XL Capital Assurance, Inc., dated July 30, 2003.

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